    Exhibit 99.1
CIRCOR Reports Financial Results for Second Quarter Ended July 3, 2022
•GAAP EPS of $0.19 - Up 120% YoY; Adjusted EPS of $0.32 - Up 60% YoY
•GAAP Operating Income of $11.9 Million - Up 239% YoY; Adjusted Operating Income of $16.6 Million - Up 50% YoY
•Orders down (1%) reported and up 5% organically
•Progressing with review of strategic alternatives
•Q2 10-Q filed

Burlington, Mass., September 30, 2022

CIRCOR International, Inc. (NYSE: CIR) (“CIRCOR” or “the Company”), one of the world’s leading providers of mission critical flow control products and services for the Industrial and Aerospace & Defense markets, today announced financial results for the second quarter ended July 3, 2022.

Q2 2022 Overview:
•Revenue of $191 million up 2% reported and 8% organically compared to Q2'2021
◦Aerospace & Defense revenue of $67 million, up 11% reported and 14% organically
◦Industrial revenue of $124 million, down (2%) reported and up 5% organically
•Orders of $208 million, down (1%) and up 5% organically
◦Aerospace & Defense orders of $69 million, up 27% and 32% organically
◦Industrial orders of $139 million, down (11%) and (4%) organically
•Backlog of $477 million, up 9% driven by strong demand in Industrial
•GAAP operating income of $11.9 million, up 239%
•GAAP operating margin of 6.2%, up 1080 bps
•Adjusted operating income $16.6 million, up 50%
•Adjusted operating margin of 8.7%, up 280 bps

CIRCOR President and CEO, Tony Najjar said, “Our team executed well in Q2, navigating ongoing supply chain challenges, an inflationary environment, and labor shortages. Organic orders were up 5% for the quarter and our backlog heading into the second half of the year was a robust $477 million, up 9% from prior year. Our revenues in the quarter were up 2% reported and 8% organically with solid margin expansion as a result of our simplification actions and value-based pricing initiatives.”

Mr. Najjar continued, “With today’s filing of our second-quarter 10-Q, we are very pleased to be up to date with our financial reporting. Our team has worked tirelessly to make this happen, while also making progress with our simplification and cost-out actions, and in our process to review strategic alternatives. We have been hard at work seeking to ensure that CIRCOR delivers sustained growth and margin expansion. We continue to build on our relationships with our customers, improving service levels and aftermarket product flow, while focusing on value-based pricing initiatives and leveraging 80/20 principles across the Company.”

Conference Call Information
CIRCOR International will hold a conference call to review its second-quarter 2022 financial results at 9:00 a.m. ET today, September 30, 2022. To listen to the live conference call and view the accompanying presentation slides, please visit “Webcasts & Presentations” in the “Investors” portion of CIRCOR’s website. https://investors.circor.com/. The live call also can be accessed by dialing (877) 407-5790 or (201) 689-8328. Participants are encouraged to dial in to the call at least 15 minutes prior to the start time. The webcast will be archived on the Company’s website for one year.

Selected Consolidated Results
(unaudited)

($ millions except EPS)	Q2 2022	Q2 2021	Change	Six Months Ended July 3, 2022	Six Months Ended July 4, 2021	Change
Revenue[1]	$191.4	$187.6	2%	$377.0	$364.0	4%
GAAP operating (loss) income	11.9	(8.6)	239%	0.1	(13.8)	101%
Adjusted operating income[2]	16.6	11.0	50%	27.0	17.8	52%
GAAP operating margin	6.2%	(4.6)%	1080 bps	0.0%	(3.8)%	380 bps
Adjusted operating margin[3]	8.7%	5.9%	280 bps	7.2%	4.9%	230 bps
GAAP (loss) per share	$0.19	$(0.93)	120%	$(0.86)	$(1.52)	43%
Adjusted earnings per share (diluted)[4]	$0.32	$0.20	60%	$0.37	$0.22	68%
Operating cash flow	(3.6)	8.9	-141%	(19.5)	(10.3)	-89%
Adjusted free cash flow[5]	(9.1)	6.2	-246%	(28.6)	(16.4)	-74%
Orders[6]	$208.4	$210.2	-1%	$430.0	$436.9	-2%

Segment Results
(unaudited)

($ in millions)	Q2 2022	Q2 2021	Change	Six Months Ended July 3, 2022	Six Months Ended July 4, 2021	Change
Aerospace & Defense
Revenue[1]	$67.3	$60.6	11%	$130.6	$119.1	10%
Segment operating income[2]	13.6	11.7	16%	24.9	21.7	15%
Segment operating margin[3]	20.2%	19.4%	80 bps	19.0%	18.2%	80 bps
Orders[6]	$69.1	$54.2	27%	$146.9	$127.2	15%

Industrial
Revenue[1]	$124.1	$127.0	-2%	$246.4	$244.9	1%
Segment operating income[2]	8.5	7.2	17%	15.3	13.1	17%
Segment operating margin[3]	6.8%	5.7%	110 bps	6.2%	5.3%	90 bps
Orders[6]	$139.4	$156.0	-11%	$283.1	$309.7	-9%

1.     Consolidated and Industrial segment revenues for Q2 2022 and Q2 2021 included $0.2 million and $3.1 million, respectively, relating to our Pipeline Engineering business.
2.      Adjusted operating income is a non-GAAP financial measure. Refer to “Use of Non-GAAP Financial Measures” for an explanation of our non-GAAP financial measures and to the reconciliations included in this press release. Adjusted operating income and Industrial segment operating income for Q2 2022 and Q2 2021 included $(1.1) million and $(1.8) million, respectively, relating to our Pipeline Engineering business.
3.      Adjusted operating margin is a non-GAAP financial measure. Adjusted operating margin for Q2 2022 and Q2 2021 included (492)% and (56)%, respectively, relating to our Pipeline Engineering business.
4.     Adjusted earnings per share (diluted) is a non-GAAP financial measure. Adjusted earnings per share and our segment results for Q2 2022 exclude net loss from non-cash acquisition-related intangible amortization and special and restructuring charges of $4.7 million, consisting of (i) $10.4 million for non-cash acquisition-related intangible amortization and depreciation expense; (ii) $5.0 million of special charges related to the amendment of the credit agreement; (iii) $5.0 million of costs due to the investigation into the accounting irregularities of the Pipeline Engineering business and incremental professional services incurred due to the restatement; (iv) $0.9 million of special charges related to the evaluation of strategic alternatives for the company; (v) net restructuring charges of $4.7 million comprised of $5.3 million of CTA loss offset by other adjustments of $0.6 million due to the deconsolidation of the Pipeline Engineering businesses; (vi) other special and restructuring charges net of $0.7 million; and (vii) a gain of $22.0 million on the sale of real estate located at Walden, New York and Tampa, Florida. Adjusted consolidated and segment results for Q2 2021 exclude net loss from discontinued operations of $0.9 million and net loss from non-cash acquisition-related intangible amortization, special and restructuring charges totaling $19.6 million ($21.9 million after tax). These charges include: (i) $11.8 million for non-cash acquisition-related intangible amortization and depreciation expense; (ii) $3.0 million of special charges related to the Heater & Control Valve divestiture; (iii) $3.8 million of other special and restructuring charges; and (iv) $1.0 million of restructuring related inventory charges.
5.     Adjusted free cash flow, a non-GAAP financial measure, is calculated by subtracting GAAP capital expenditures, net of proceeds from asset sales, from GAAP operating cash flow.
6.    Orders, an operating measure, is defined as a legally binding agreement from an authorized individual at a customer requesting CIRCOR to     provide goods and/or services at a fixed or determinable price and CIRCOR is capable of providing such goods and services, when the terms and conditions are firm enough to assure subsequent payment by the customer. Consolidated and Industrial segment orders for Q2 2022 and Q2 2021 included $0.0 million and $5.2 million, respectively, relating to our Pipeline Engineering business. As previously disclosed in our Form 10-K for the year ended December 31, 2021, the Company discovered accounting irregularities in its Pipeline Engineering business unit resulting in a restatement of previously issued financial statements.

Company Files Quarterly Report on Form 10-Q for the Period Ended July 3, 2022
The Company today filed its Quarterly Report on Form 10-Q for the second quarter of 2022.

Use of Non-GAAP Financial Measures
In this press release, the Company uses the non-GAAP financial measures adjusted net income, adjusted EBITDA, adjusted operating income, adjusted operating margin, adjusted earnings per share and adjusted free cash flow. Non-GAAP financial measures are used by management in our financial and operating decision making because we believe they reflect our ongoing business and facilitate period-to-period comparisons. We believe that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating CIRCOR’s current operating performance and future prospects in the same manner as management does if they so choose. These non-GAAP financial measures can also assist investors and others in comparing CIRCOR’s current financial results with CIRCOR’s past financial results in a consistent manner.

We exclude costs and tax effects associated with special and restructuring activities, such as reducing overhead and consolidating facilities. We believe that the costs related to special and restructuring activities are not indicative of our normal operating costs. We exclude certain acquisition-related costs, including significant transaction costs and amortization of inventory and fixed-asset step-ups and the related tax effects. We exclude these costs because we do not believe they are indicative of our normal operating costs.

We exclude the expense and tax effects associated with the non-cash amortization of acquisition-related intangible assets because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have lives up to 25 years. Exclusion of the non-cash amortization expense allows comparisons of operating results that are consistent over time for both our newly acquired and long-held businesses and with both acquisitive and non-acquisitive peer companies.

We exclude certain gains/losses and related tax effects, which are either isolated or cannot be expected to occur again with any predictability, and that we believe are not indicative of our normal operating gains and losses. For example, we exclude gains/losses from items such as the sale of a business, significant litigation-related matters and lump-sum pension plan settlements. We exclude the results of discontinued operations. We exclude goodwill impairment charges. We exclude these costs because we do not believe they are indicative of our normal operating costs.

Due to the significance of recently sold or exited businesses and to provide a comparison of changes in our revenue and orders (an operating measure), we also discuss these changes on an “organic” basis. Organic is calculated assuming the divestitures and/or exited businesses completed prior to July 3, 2022 were completed on January 1, 2021 and excluding the impact of changes in foreign currency exchange rates.

CIRCOR’s management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring the Company’s operating performance and comparing such performance to that of prior periods and to the performance of our peers. We use such measures when publicly providing our business outlook, assessing future earnings potential, evaluating potential acquisitions and dispositions and in our financial and operating decision-making process, including for compensation purposes.

Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with accounting principles generally accepted in the United States. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in this news release.

About CIRCOR International, Inc.
CIRCOR International is one of the world’s leading providers of mission critical flow control products and services for the Industrial and Aerospace & Defense markets. The Company has a product portfolio of market-leading brands serving its customers’ most demanding applications. CIRCOR markets its solutions directly and through various sales partners to more than 14,000 customers in approximately 100 countries. The Company has a global presence with approximately 3,100 employees and is headquartered in Burlington, Massachusetts. For more information, visit the Company’s investor relations website at http://investors.circor.com.

Cautionary Note Regarding Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Actual results may differ materially from the expectations the Company describes in its forward-looking statements. Substantial reliance should not be placed on forward-looking statements because they involve unknown risks, uncertainties and other factors, which are, in some cases, beyond the control of CIRCOR. Important factors that could cause actual results to differ materially from expectations include, but are not limited to the inability to achieve expected results in pricing and cost out actions and the related impact on margins and cash flow; the effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures; the remediation of the material weaknesses in the Company’s internal controls over financial reporting or other potential weaknesses of which the Company is not currently aware or which have not been detected; the timing of the Company regaining compliance with the NYSE’s continued listing standards; the timing and outcome, if any, of the Company’s strategic alternatives review; the uncertainty associated with the current worldwide economic conditions and the continuing impact on economic and financial conditions in the United States and around the world, including as a result of COVID-19 , rising inflation, increasing interest rates, natural disasters, military conflicts, including the conflict between Russia and Ukraine, terrorist attacks and other similar matters; and the risks detailed from time to time in the Company’s periodic reports filed with the SEC. Before making any investment decisions regarding CIRCOR, the Company strongly advises you to read the section entitled “Risk Factors” in its 2021 Annual Report on Form 10-K, which can be accessed under the “Investors” link of the Company’s website at www.circor.com. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Contact:
Scott Solomon
Senior Vice President
Sharon Merrill Associates, Inc.
(857) 383-2409

CIRCOR INTERNATIONAL, INC
CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except per share data) (unaudited)

	Three Months Ended		Six Months Ended
	July 3, 2022	As Restated July 4, 2021	July 3, 2022	As Restated July 4, 2021
Net revenues	$191,376	$187,590	$377,031	$364,041
Cost of revenues	133,171	$131,156	$263,543	$256,045
Gross profit	58,205	56,434	113,488	107,996
Selling, general and administrative expenses	52,057	58,188	110,127	115,825
Special and restructuring (recoveries) charges, net	(5,730)	6,803	3,272	5,995
Operating income (loss)	11,878	(8,557)	89	(13,824)
Other expense (income):
Interest expense, net	10,203	7,957	19,659	16,327
Other (income), net	(1,638)	(1,267)	(2,924)	(3,048)
Total other expense, net	8,565	6,690	16,735	13,279
Income (loss) from continuing operations before income taxes	3,313	(15,247)	(16,646)	(27,103)
(Benefit from) provision for income taxes	(647)	2,659	875	2,360
Income (loss) from continuing operations, net of tax	3,960	(17,906)	(17,521)	(29,463)
Loss from discontinued operations, net of tax	$—	$(878)	$—	$(1,117)
Net income (loss)	$3,960	$(18,784)	$(17,521)	$(30,580)

Basic income (loss) per common share:
Basic from continuing operations	$0.19	$(0.89)	$(0.86)	$(1.46)
Basic from discontinued operations	$—	$(0.04)	$—	$(0.06)
Net income (loss)	$0.19	$(0.93)	$(0.86)	$(1.52)

Diluted income (loss) per common share:
Diluted from continuing operations	$0.19	$(0.89)	$(0.86)	$(1.46)
Diluted from discontinued operations	$—	$(0.04)	$—	$(0.06)
Net income (loss)	$0.19	$(0.93)	$(0.86)	$(1.52)

Weighted average number of common shares outstanding:
Basic	20,361	20,230	20,336	20,143
Diluted	20,428	20,230	20,336	20,143

CIRCOR INTERNATIONAL, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands) (unaudited)

	Six Months Ended
OPERATING ACTIVITIES	July 3, 2022	As Restated July 4, 2021
Net (loss)	$(17,521)	$(30,580)
(Loss) from discontinued operations, net of income taxes	—	(1,117)
(Loss) from continuing operations, net of tax	$(17,521)	(29,463)
Adjustments to reconcile net (loss) to net cash (used in) operating activities:
Depreciation	10,056	11,970
Amortization	18,580	21,353
Change in provision for bad debt expense	(221)	(356)
Write down of inventory	1,181	1,548
Compensation expense for share-based plans	375	2,903
Loss on debt extinguishment	4,977	—
Amortization of debt issuance costs	1,649	2,005
Deferred tax provision	—	(1,317)
Loss on sale of businesses	—	1,031
Gain on sale of real estate	(22,008)	—
Other impairment charges	8,011	—
Loss on deconsolidation charges	4,675	—
Changes in operating assets and liabilities, net of effects of acquisitions and divestitures:
Trade accounts receivable	3,283	6,455
Inventories	(20,548)	(14,617)
Prepaid expenses and other assets	(16,947)	(10,119)
Accounts payable, accrued expenses and other liabilities	4,941	(1,158)
Net cash used in continuing operating activities	(19,517)	(9,765)
Net cash used in discontinued operating activities	—	(579)
Net cash (used in) operating activities	(19,517)	(10,344)
INVESTING ACTIVITIES
Additions to property, plant and equipment	(9,133)	(6,038)
Proceeds from the sale of property, plant and equipment	80	2
Proceeds from beneficial interest of factored receivables	2,336	998
Proceeds from the sale of real estate	26,433	—
Proceeds from the sale of businesses	—	9,993
Net cash provided by investing activities	19,716	4,955
FINANCING ACTIVITIES
Proceeds from long-term debt	124,016	103,350
Payments of long-term debt	(105,616)	(100,250)
Net change in short-term borrowings	(1,573)	(292)
Proceeds from the exercise of stock options	—	151
Withholding tax payments on net share settlements on equity awards	(1,187)	(4,119)
Payments of debt issuance costs	(16,701)	—
Net cash (used in) financing activities	(1,061)	(1,160)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(3,848)	(1,782)
DECREASE IN CASH, CASH EQUIVALENTS, AND RESTRICTED CASH	(4,710)	(8,331)
Cash, cash equivalents, and restricted cash at beginning of period	61,374	68,607
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH AT END OF PERIOD	$56,664	$60,276

CIRCOR INTERNATIONAL, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data) (unaudited)

	July 3, 2022	December 31, 2021
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$55,238	$59,924
Trade accounts receivable, net	93,530	100,149
Inventories	134,247	123,343
Prepaid expenses and other current assets	119,522	110,749
Total Current Assets	402,537	394,165
PROPERTY, PLANT AND EQUIPMENT, NET	139,082	154,461
OTHER ASSETS:
Goodwill	119,750	122,906
Intangibles, net	273,476	303,476
Deferred income taxes	685	756
Other assets	53,890	43,534
TOTAL ASSETS	$989,420	$1,019,298
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$83,152	$83,382
Accrued expenses and other current liabilities	78,554	81,998
Accrued compensation and benefits	28,158	26,551
Short-term borrowings and current portion of long-term debt	—	1,611
Total Current Liabilities	189,864	193,542
LONG-TERM DEBT	520,999	511,694
DEFERRED INCOME TAXES	19,689	21,721
PENSION LIABILITY, NET	111,716	120,881
OTHER NON-CURRENT LIABILITIES	43,489	37,744
COMMITMENTS AND CONTINGENCIES (NOTE 9 AND 10)
SHAREHOLDERS’ EQUITY:
Preferred stock, $0.01 par value; 1,000,000 shares authorized; no shares issued and outstanding	—	—
Common stock, $0.01 par value; 29,000,000 shares authorized; 21,724,341 and 21,633,131 issued at July 3, 2022 and December 31, 2021 respectively	217	217
Additional paid-in capital	454,361	454,852
Accumulated deficit	(215,602)	(198,081)
Common treasury stock, at cost (1,372,488 shares at July 3, 2022 and December 31, 2021)	(74,472)	(74,472)
Accumulated other comprehensive loss, net of tax	(60,841)	(48,800)
Total Shareholders’ Equity	103,663	133,716
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$989,420	$1,019,298

CIRCOR INTERNATIONAL, INC.
SUMMARY OF ORDERS AND BACKLOG
(in millions) (unaudited)

	Three Months Ended		Six Months Ended
	July 3, 2022	July 4, 2021	July 3, 2022	July 4, 2021

ORDERS (1)
Aerospace & Defense	$69.0	$54.2	$146.90	$127.2
Industrial	139.4	156.0	283.1	309.7
Total orders	$208.4	$210.2	$430.0	$436.9

	July 3, 2022	July 4, 2021
BACKLOG (2)
Aerospace & Defense	$199.0	$191.7
Industrial	278.4	248.2
Total backlog	$477.4	$439.9
1. Orders do not include the foreign exchange impact due to the re-measurement of customer backlog amounts denominated in foreign currencies. Industrial includes $0.0 million and $5.2 million of orders for Pipeline Engineering for the three months ended July 3, 2022 and July 4, 2021 respectively. Industrial includes $2.3 million and $10.7 million of orders for Pipeline Engineering for the six months ended July 3, 2022 and July 4, 2021 respectively.

2. Backlog is calculated as current period orders plus unshipped customer orders from prior periods for which revenue has not been recognized. Industrial includes $0.0 million and $0.7 million for Pipeline Engineering in 2022 and 2021 respectively.

CIRCOR INTERNATIONAL, INC.
SEGMENT INFORMATION
(in thousands, except percentages) (unaudited)

	2021 As Restated					2022
As reported	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	TOTAL
ORDERS
Aerospace & Defense	$72,999	$54,243	$54,028	$73,898	$255,168	$77,890	$69,053	$146,943
Industrial	153,695	155,959	139,691	146,065	595,410	143,727	139,370	283,097
Total	$226,693	$210,203	$193,719	$219,964	$850,578	$221,617	$208,423	$430,040

NET REVENUES
Aerospace & Defense	$58,488	$60,613	$63,461	$69,979	$252,541	$63,370	$67,271	$130,641
Industrial	117,963	126,977	126,248	134,938	506,126	122,285	124,105	246,390
Total	$176,451	$187,590	$189,709	$204,917	$758,667	$185,655	$191,376	$377,031

SEGMENT OPERATING INCOME
Aerospace & Defense	$9,988	$11,741	$15,927	$18,416	$56,073	$11,320	$13,566	$24,886
Industrial	5,834	7,237	7,124	8,700	28,896	6,857	8,484	15,341
Corporate expenses	(9,035)	(7,950)	(7,015)	(6,636)	(30,638)	(7,770)	(5,485)	(13,255)
Total	$6,787	$11,028	$16,036	$20,480	$54,331	$10,407	$16,565	$26,972

SEGMENT OPERATING MARGIN %
Aerospace & Defense	17.1%	19.4%	25.1%	26.3%	22.2%	17.9%	20.2%	19.0%
Industrial	4.9%	5.7%	5.6%	6.4%	5.7%	5.6%	6.8%	6.2%
Total	3.8%	5.9%	8.5%	10.0%	7.2%	5.6%	8.7%	7.2%

	2021					2022
Pipeline Engineering[1]	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	TOTAL
ORDERS - Industrial	$5,531	$5,192	$6,575	$7,121	$24,419	$2,260	$—	$2,260
NET REVENUES - Industrial	$2,994	$3,124	$3,236	$5,248	$14,602	$3,012	$218	$3,230
SEGMENT OP. INC. -Industrial	$(2,479)	$(1,754)	$(2,470)	$(3,191)	$(9,893)	$(3,190)	$(1,074)	$(4,264)
Segment Operating Margin %	(82.8)%	(56.1)%	(76.3)%	(60.8)%	(67.8)%	(105.9)%	(492.7)%	(132.0)%
1) Quantifies the impact of the Pipeline Engineering business on the Industrial Segment.

CIRCOR INTERNATIONAL, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES AND KEY PERFORMANCE MEASURES
(in thousands, except percentages) (unaudited)

	2021 As Restated					2022
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	TOTAL

Net Cash (Used In) Provided By Operating Activities	$(19,210)	$8,866	$10,197	$10,595	$10,448	$(15,924)	$(3,593)	$(19,517)
LESS
Capital expenditures, net of sale proceeds[1]	3,392	2,644	4,541	4,168	14,745	3,592	5,461	9,053
ADJUSTED FREE CASH FLOW	$(22,602)	$6,222	$5,656	$6,427	$(4,297)	$(19,516)	$(9,054)	$(28,570)

Gross Debt	$538,541	$524,391	$518,464	$526,311	$526,311	$547,681	$543,100	$543,100
Less: Cash & Cash equivalents	64,837	58,862	58,013	59,924	59,924	61,122	55,238	55,238
GROSS DEBT, NET OF CASH	$473,704	$465,529	$460,451	$466,387	$466,387	$486,559	$487,862	$487,862

TOTAL SHAREHOLDERS' EQUITY	$138,663	$122,185	$121,256	$133,716	$133,716	$110,321	$103,663	$103,663

GROSS DEBT AS % OF EQUITY	388%	429%	428%	394%	394%	496%	524%	524%
GROSS DEBT, NET OF CASH AS % OF EQUITY	342%	381%	380%	349%	349%	441%	471%	471%

1. Includes capital expenditures, net of proceeds of asset sales from GAAP operating cash flow.

CIRCOR INTERNATIONAL, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES AND KEY PERFORMANCE MEASURES
(in thousands, except percentages) (unaudited)

	2021 As Restated					2022
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	TOTAL
NET (LOSS) INCOME	$(11,796)	$(18,784)	$(2,630)	$(28,427)	$(61,638)	$(21,481)	$3,960	$(17,521)
LESS:
Restructuring related inventory charges (recoveries), net	—	958	(60)	(299)	599	2,757	—	2,757
Restructuring charges (recoveries), net	2,060	2,281	(312)	205	4,234	6,447	4,695	11,142
Acquisition amortization	10,487	10,498	10,417	10,369	41,772	9,391	9,178	18,569
Acquisition depreciation	2,375	1,327	1,412	1,397	6,511	1,045	1,239	2,285
Special (recoveries) charges, net	(2,870)	4,523	1,126	17,259	20,038	2,556	(10,425)	(7,870)
Goodwill Impairment charge	—	—	—	10,500	10,500	—	—	—
Income tax impact	(44)	2,425	(596)	(1,622)	163	384	(2,207)	(1,823)
Net loss (income) from discontinued operations	239	878	(2,510)	(13)	(1,406)	—	—	—
ADJUSTED NET INCOME	$451	$4,106	$6,847	$9,369	$20,773	$1,099	$6,440	$7,539

(LOSS) EARNINGS PER COMMON SHARE (Diluted)	$(0.59)	$(0.93)	$(0.13)	$(1.40)	$(3.05)	$(1.06)	$0.19	$(0.86)
LESS:
Restructuring related inventory charges	—	0.05	—	(0.01)	0.03	0.14	—	0.14
Restructuring charges (recoveries), net	0.10	0.11	(0.02)	0.01	0.21	0.32	0.23	0.55
Acquisition amortization	0.52	0.52	0.51	0.51	2.07	0.46	0.45	0.91
Acquisition depreciation	0.12	0.07	0.07	0.07	0.32	0.05	0.06	0.11
Special (recoveries) charges, net	(0.14)	0.22	0.06	0.85	0.99	0.13	(0.51)	(0.39)
Impairment charge	—	—	—	0.52	0.52	—	—	—
Income tax impact	—	0.12	(0.03)	(0.08)	0.01	0.02	(0.11)	(0.09)
(Loss) earnings) per share from discontinued operations	0.01	0.04	(0.12)	—	(0.07)	—	—	—
ADJUSTED EARNINGS PER SHARE (Diluted)	$0.02	$0.20	$0.34	$0.46	$1.03	$0.05	$0.32	$0.37

CIRCOR INTERNATIONAL, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES AND KEY PERFORMANCE MEASURES
(in thousands, except percentages) (unaudited)

	2021 As Restated					2022
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	TOTAL

NET (LOSS) INCOME	$(11,796)	$(18,784)	$(2,629)	$(28,426)	$(61,635)	$(21,481)	$3,960	$(17,521)
LESS:
Interest expense, net	8,369	7,958	7,997	8,040	32,365	9,456	10,203	19,659
Depreciation	6,509	5,460	5,536	5,348	22,854	5,000	5,056	10,056
Amortization	10,696	10,657	10,576	10,375	42,304	9,397	9,183	18,580
Provision for income taxes	(297)	2,659	850	1,970	5,182	1,523	(647)	876
Loss (income) from discontinued operations	239	878	(2,510)	(13)	(1,406)	—	—	—
EBITDA	$13,720	$8,828	$19,820	$(2,706)	$39,664	$3,895	$27,755	$31,650
LESS:
Restructuring related inventory charges (recoveries)	—	958	(60)	(299)	599	2,757	—	2,757
Restructuring charges (recoveries), net	2,060	2,281	(312)	205	4,234	6,447	4,695	11,142
Special (recoveries) charges, net	(2,870)	4,523	1,126	17,259	20,038	2,556	(10,425)	(7,870)
Goodwill impairment charge	—	—	—	10,500	10,500	—	—	—
ADJUSTED EBITDA	$12,910	$16,590	$20,574	$24,959	$75,035	$15,655	$22,025	$37,679

CIRCOR INTERNATIONAL, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES AND KEY PERFORMANCE MEASURES
(in thousands, except percentages) (unaudited)

	2021 As Restated					2022
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	TOTAL

OPERATING (LOSS) INCOME	$(5,266)	$(8,557)	$3,451	$(18,952)	$(29,323)	$(11,789)	$11,878	$89
LESS:
Restructuring related inventory charges (recoveries)	—	958	(60)	(299)	599	2,757	—	2,757
Restructuring charges (recoveries), net	2,060	2,281	(312)	205	4,234	6,447	4,695	11,142
Acquisition amortization	10,487	10,498	10,417	10,369	41,772	9,391	9,178	18,569
Acquisition depreciation	2,375	1,327	1,412	1,397	6,511	1,045	1,239	2,285
Special (recoveries) charges, net	(2,870)	4,523	1,126	17,259	20,038	2,556	(10,425)	(7,870)
Goodwill impairment charge	—	—	—	10,500	10,500	—	—	—
ADJUSTED OPERATING INCOME	$6,787	$11,029	$16,035	$20,479	$54,331	$10,407	$16,565	$26,972

OPERATING MARGIN	(3.0)%	(4.6)%	1.8%	(9.2)%	(3.9)%	(6.3)%	6.2%	0.0%
LESS:
Restructuring related inventory charges (recoveries)	0.0%	0.5%	0.0%	(0.1)%	0.1%	1.5%	0.0%	0.7%
Restructuring charges (recoveries), net	1.2%	1.2%	(0.2)%	0.1%	0.6%	3.5%	2.5%	3.0%
Acquisition amortization	5.9%	5.6%	5.5%	5.1%	5.5%	5.1%	4.8%	4.9%
Acquisition depreciation	1.3%	0.7%	0.7%	0.7%	0.9%	0.6%	0.6%	0.6%
Special (recoveries) charges, net	(1.6)%	2.4%	0.6%	8.4%	2.6%	1.4%	(5.4)%	(2.1)%
Goodwill impairment charge	0.0%	0.0%	0.0%	5.1%	1.4%	0.0%	0.0%	0.0%
ADJUSTED OPERATING MARGIN	3.8%	5.9%	8.5%	10.0%	7.2%	5.6%	8.7%	7.2%

CIRCOR INTERNATIONAL, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES AND KEY PERFORMANCE MEASURES
(in thousands, except percentages) (unaudited)

	CIRCOR			Aerospace & Defense			Industrial
	2Q 22	2Q 21	Change	2Q 22	2Q 21	Change	2Q 22	2Q 21	Change
Reported Orders	208,423	210,203	(1)%	69,053	54,243	27%	139,370	155,959	(11)%
FX	12,735			2,395			10,340
Organic	221,158	210,203	5%	71,448	54,243	32%	149,710	155,959	(4)%

	CIRCOR			Aerospace & Defense			Industrial
	2Q 22	2Q 21	Change	2Q 22	2Q 21	Change	2Q 22	2Q 21	Change
Reported Revenue	191,376	187,590	2%	67,271	60,613	11%	124,105	126,977	(2)%
FX	11,153			2,036			9,118
Organic	202,529	187,590	8%	69,307	60,613	14%	133,223	126,977	5%

Note regarding financial statements: Restated amounts are computed independently each quarter; therefore, the sum of the quarterly amounts may not equal the total amount for the respective year due to rounding.